UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

LEGG MASON

EMERGING MARKETS DIVERSIFIED CORE ETF

EDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Emerging Markets Diversified Core ETF for the period since the Fund’s inception on December 28, 2015 through October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Legg Mason Emerging Markets Diversified Core ETF

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the period from the Fund’s inception on December 28, 2015 through October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 26.3% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017.

Legg Mason Emerging Markets Diversified Core ETF	III

Investment commentary (cont’d)

Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Legg Mason Emerging Markets Diversified Core ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason Emerging Markets Diversified Core ETF	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Underlying Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is weighted in the Underlying Index to produce a highly diversified portfolio. QS anticipates that the number of component securities in the Underlying Index will range from 700 to 800 from approximately 21 countries, including Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Underlying Index may include large, medium and small capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets Index. Securities that are removed from, or added to, the MSCI Emerging Markets Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the Fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	1

Fund overview (cont’d)

keeping portfolio turnover low in comparison to actively managed investment companies.

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The equity securities that the Fund will hold are principally common stocks.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which QS believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most emerging markets outperformed developed markets in the first quarter of 2016, based on the rise in March 2016. Seven markets had double-digit gains, including Brazil, which reversed a 41% decline in 2015 on oil price improvement, and the possibility that the current president would possibly be impeached, and replaced with the more business-friendly vice president. China and India both lagged. China’s economic growth again slowed, though less than expected; the manufacturing contraction was less severe than expected. India, despite being the world’s fastest growing economy, was down on increased inflation as only the largest sector, Information Technology, and two commodity sectors, Materials and Energy, saw gains.

Emerging markets gains continued in the second calendar quarter, led by Peru and Brazil. In April 2016, Brazil’s president was impeached, which investors viewed positively as the vice president was perceived as more business-friendly, and the market, along with other emerging countries, was helped by the rise in oil and other commodity prices. While emerging markets remained steady after the U.K. referendum to leave the European Union (“Brexit”) vote, over the quarter returns were volatile. After the big recovery rally in March and April of 2016, some markets experienced a snap-back in May 2016. A number of these markets were grappling with the possibility of a U.S. rate hike as they dealt with weak currencies and high current account deficits. China was essentially neutral; while the market saw manufacturing continue to contract, a number of indicators appeared to be

2	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

gaining, including investment and retail sales. The weakest markets for the quarter were in Europe: Poland, Greece and Czech Republic; Turkey also underperformed.

In the third quarter of 2016 and through the end of the reporting period, emerging markets again outperformed developed markets, aided by generally buoyant commodity markets. Organization of the Petroleum Exporting Countries (“OPEC”) voted to cut oil production near third quarter end. Egypt and China were the performance leaders, and most of the other large markets had solid gains, with strong equity inflows over the quarter as investors searched for yield. China’s economy appeared steady, with weakness in manufacturing offset by increased consumption; property prices were rising, but local governments had begun reining in speculation. Mexico and Malaysia were the only large markets to decline, chiefly due to currency weakness against the U.S. dollar.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the period since the Fund’s inception on December 28, 2015 through October 31, 2016, Legg Mason Emerging Markets Diversified Core ETF generated a 12.86% return on a net asset value (“NAV”)ii basis and 12.90% based on its market priceiii per share.

The performance table shows the Fund’s total return since the Fund’s inception on December 28, 2015 through October 31, 2016 based on its NAV and market price as of October 31, 2016. The Fund’s seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets, the QS DBI Emerging Markets Diversified Index, which returned 14.00% for the same period. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index returned 15.59% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 13.77% for the period December 31, 2015 through October 31, 2016. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2016 (unaudited)
	6 months	Total Return Since Fund Inception*
Legg Mason Emerging Markets Diversified Core ETF:
$28.26 (NAV)	2.58%	12.86	%**†
$28.27 (Market Price)	2.46%	12.90	%**‡
QS DBI Emerging Markets Diversified Index	3.01%	14.00%
MSCI Emerging Markets Index	9.41%	15.59%
Lipper Emerging Markets Funds Category Average[1]	8.06%	13.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 879 funds for the six-month period and among the 853 funds for the ten-month period in the Fund’s Lipper category.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	3

Fund overview (cont’d)

their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)iv at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated December 28, 2015, the gross total annual fund operating expense ratio for the Fund was 0.50%.

* The Fund’s inception date is December 28, 2015.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. An underweight allocation to China and India as well as an overweight allocation to Indonesia and Peru were the leading contributors from a country perspective. In terms of sector allocations, an overweight to the Materials sector and an underweight to the Financials sector helped performance relative to the benchmark.

Q. What were the leading detractors from performance?

A. The leading detractor from performance from a country allocation perspective was an underweight to Brazil and an overweight to Malaysia. From a sector allocation perspective, an underweight to the Information Technology sector and an overweight to the Telecommunication Services sector detracted from relative performance.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “EDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-386-5535 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Emerging Markets Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Sincerely,

QS Investors, LLC

November 20, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In rising markets, the value of large cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Financials (14.6%), Consumer Discretionary (13.3%), Telecommunication Services (12.9%), Consumer Staples (12.5%) and Materials (11.3%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI Emerging Markets Index is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

ii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market Price is determined by supply and demand, it is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

iv	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.58%	$1,000.00	$1,025.80	0.50%	$2.55	5.00%	$1,000.00	$1,022.62	0.50%	$2.54

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance figure is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	7

Fund performance (unaudited)

Net asset value
Average annual total returns[1]
Inception* through 10/31/16	12.86	%†

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/16	12.86%

Market price
Average annual total returns[2]
Inception* through 10/31/16	12.90	%†

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/16	12.90%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

8	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason Emerging Markets Diversified Core ETF vs QS DBI Emerging Markets Diversified Index and MSCI Emerging Markets Index† — December 28, 2015 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Emerging Markets Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Emerging Markets Diversified Index and the MSCI Emerging Markets Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Emerging Markets Diversified Core Index (the “Underlying Index”) is an index composed of emerging markets equity securities that are included in the MSCI Emerging Market Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The MSCI Emerging Markets Index (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	9

Schedule of investments

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Common Stocks — 96.9%
Consumer Discretionary — 13.2%
Auto Components — 0.4%
Bharat Forge Ltd.	177	$2,338	(a)
Bosch Ltd.	12	3,939	(a)
Cheng Shin Rubber Industry Co., Ltd.	4,000	8,137	(a)
Hyundai Mobis Co., Ltd.	35	8,372	(a)
Motherson Sumi Systems Ltd.	873	4,336	(a)
Total Auto Components		27,122
Automobiles — 3.3%
Bajaj Auto Ltd.	114	4,842	(a)
Brilliance China Automotive Holdings Ltd.	4,000	4,743	(a)
BYD Co., Ltd., Class H Shares	1,000	6,575	*(a)
Dongfeng Motor Group Co., Ltd., Class H Shares	4,000	4,154	(a)
Ford Otomotiv Sanayi AS	1,562	15,924	(a)
Geely Automobile Holdings Ltd.	10,000	10,289	(a)
Great Wall Motor Co., Ltd., Class H Shares	4,000	3,891	(a)
Guangzhou Automobile Group Co., Ltd., Class H Shares	4,000	4,829	(a)
Hero MotoCorp Ltd.	76	3,816	(a)
Hyundai Motor Co.	77	9,402	(a)
Kia Motors Corp.	148	5,255	(a)
Mahindra and Mahindra Ltd.	699	13,755	(a)
Maruti Suzuki India Ltd.	197	17,409	(a)
PT Astra International Tbk	126,800	79,745	(a)
Tata Motors Ltd.	2,408	19,202	(a)
Tata Motors Ltd., Class A Shares	890	4,624	(a)
Tofas Turk Otomobil Fabrikasi AS	2,746	20,612	(a)
UMW Holdings Berhad	3,600	5,106	(a)
Total Automobiles		234,173
Diversified Consumer Services — 0.5%
Kroton Educacional SA	3,129	15,586
New Oriental Education & Technology Group Inc., ADR	200	10,026	*
TAL Education Group, ADR	100	8,144	*
Total Diversified Consumer Services		33,756
Hotels, Restaurants & Leisure — 1.8%
Berjaya Sports Toto Berhad	5,500	4,181	(a)
Genting Berhad	18,200	33,986	(a)
Genting Malaysia Berhad	21,400	24,268	(a)
Minor International PCL	22,600	24,862	(a)

See Notes to Financial Statements.

10	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Minor International PCL	11,000	$12,100	(a)
OPAP SA	3,326	28,369	(a)
Total Hotels, Restaurants & Leisure		127,766
Household Durables — 0.7%
Arcelik AS	5,326	35,135	(a)
Haier Electronics Group Co., Ltd.	3,000	4,839	(a)
Steinhoff International Holdings NV	1,739	9,386	(a)
Total Household Durables		49,360
Internet & Direct Marketing Retail — 0.7%
Ctrip.com International Ltd., ADR	500	22,075	*
JD.com Inc., ADR	900	23,355	*
Vipshop Holdings Ltd., ADR	500	6,835	*
Total Internet & Direct Marketing Retail		52,265
Leisure Products — 0.2%
Giant Manufacturing Co., Ltd.	1,000	7,079	(a)
Merida Industry Co., Ltd.	1,000	4,608	(a)
Total Leisure Products		11,687
Media — 2.3%
Alibaba Pictures Group Ltd.	20,000	3,945	*(a)
Astro Malaysia Holdings Berhad	11,100	7,540	(a)
BEC World PCL	13,100	7,673	(a)
Cyfrowy Polsat SA	2,478	15,288	*(a)
Global Mediacom Tbk PT	50,200	3,265	(a)
Grupo Televisa SA	10,376	50,977
Naspers Ltd., Class N Shares	278	46,582	(a)
PT Media Nusantara Citra Tbk	33,600	5,402	(a)
PT Surya Citra Media Tbk	38,900	7,901	(a)
Zee Entertainment Enterprises Ltd.	1,284	9,968	(a)
Total Media		158,541
Multiline Retail — 1.4%
El Puerto de Liverpool SAB de CV, Class C1 Shares	690	7,256
Lojas Renner SA	2,061	17,433
PT Matahari Department Store Tbk	15,400	21,258	(a)
Robinson Department Store PCL	7,700	12,735	(a)
S.A.C.I. Falabella	4,633	36,350	(a)
Woolworths Holdings Ltd.	877	5,079	(a)
Total Multiline Retail		100,111

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	11

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Specialty Retail — 0.8%
FF Group	445	$10,665	*(a)
Home Product Center PCL	55,200	15,930	(a)
Home Product Center PCL	7,300	2,104	(a)
Hotai Motor Co., Ltd.	1,000	11,641	(a)
JUMBO SA	1,346	19,099	(a)
Total Specialty Retail		59,439
Textiles, Apparel & Luxury Goods — 1.1%
ANTA Sports Products Ltd.	2,000	5,776	(a)
Belle International Holdings Ltd.	10,000	6,042	(a)
CCC SA	428	21,710	(a)
Feng Tay Enterprise Co., Ltd.	1,120	4,669	(a)
LPP SA	17	25,475	(a)
Pou Chen Corp.	5,000	6,762	(a)
Shenzhou International Group Holdings Ltd.	1,000	6,625	(a)
Total Textiles, Apparel & Luxury Goods		77,059
Total Consumer Discretionary		931,279
Consumer Staples — 12.4%
Beverages — 1.3%
AMBEV SA	3,440	20,293
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,117	12,939	(a)
China Resources Beer Holdings Co., Ltd.	8,000	16,997	*(a)
Coca-Cola Femsa SAB de CV, Series L Shares	493	3,702
Coca-Cola Icecek AS	758	8,547	(a)
Compania Cervecerias Unidas SA	818	8,816	(a)
Fomento Economico Mexicano SAB de CV	1,172	11,238
Tsingtao Brewery Co., Ltd., Class H Shares	2,000	7,983	(a)
United Spirits Ltd.	133	4,514	*(a)
Total Beverages		95,029
Food & Staples Retailing — 3.8%
Bid Corp., Ltd.	1,093	19,270	(a)
BIM Birlesik Magazalar AS	2,138	34,742	(a)
Cencosud SA	7,253	23,984	(a)
CP ALL PCL	31,800	55,200	(a)
CP ALL PCL	4,300	7,460	(a)
E-MART Inc.	38	5,391	(a)
Magnit PJSC, Registered Shares, GDR	896	35,512	(a)
Massmart Holdings Ltd.	604	5,235	(a)
Pick n Pay Stores Ltd.	1,247	6,102	(a)

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Food & Staples Retailing — continued
President Chain Store Corp.	3,000	$22,426	(a)
Shoprite Holdings Ltd.	1,566	23,111	(a)
Spar Group Ltd.	851	12,053	(a)
Sun Art Retail Group Ltd.	10,000	7,053	(a)
Wal-Mart de Mexico SAB de CV	3,524	7,454
Total Food & Staples Retailing		264,993
Food Products — 4.3%
BRF SA	491	8,214
Charoen Pokphand Foods PCL	19,200	17,281	(a)
China Huishan Dairy Holdings Co., Ltd.	25,000	9,283	(a)
China Mengniu Dairy Co., Ltd.	13,000	24,589	(a)
CJ CheilJedang Corp.	16	4,881	(a)
Felda Global Ventures Holdings Berhad	11,500	5,506	(a)
Genting Plantations Berhad	2,000	5,236	(a)
Grupo Bimbo SAB de CV, Series A Shares	1,379	3,718
IOI Corp. Berhad	17,200	18,424	(a)
Kuala Lumpur Kepong Berhad	3,100	17,694	(a)
Nestle India Ltd.	39	4,056	(a)
ORION Corp.	5	3,123	(a)
Pioneer Foods Group Ltd.	448	5,408	(a)
PPB Group Berhad	3,700	14,217	(a)
PT Charoen Pokphand Indonesia Tbk	49,000	13,860	(a)
PT Indofood CBP Sukses Makmur Tbk	14,000	10,076	(a)
PT Indofood Sukses Makmur Tbk	27,900	18,141	(a)
Standard Foods Corp.	2,220	5,493	(a)
Thai Union Group PCL, Class F Shares	14,100	8,743	(a)
Tiger Brands Ltd.	656	18,679	(a)
Tingyi (Cayman Islands) Holding Corp.	8,000	8,617	(a)
Ulker Biskuvi Sanayi AS	1,530	9,464	(a)
Uni-President Enterprises Corp.	28,000	54,189	(a)
Want Want China Holdings Ltd.	28,000	17,075	(a)
Total Food Products		305,967
Household Products — 0.8%
Hindustan Unilever Ltd.	1,363	17,134	(a)
Kimberly-Clark de Mexico SAB de CV, Class A Shares	1,478	3,185
PT Unilever Indonesia Tbk	10,000	34,053	(a)
Total Household Products		54,372

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Personal Products — 1.0%
Amorepacific Corp.	42	$13,176	(a)
Amorepacific Group	44	5,693	(a)
Dabur India Ltd.	865	3,776	(a)
Godrej Consumer Products Ltd.	217	5,199	(a)
Hengan International Group Co., Ltd.	3,500	27,843	(a)
LG Household & Health Care Ltd.	13	9,315	(a)
Marico Ltd.	881	3,665	(a)
Total Personal Products		68,667
Tobacco — 1.2%
British American Tobacco (Malaysia) Berhad	1,000	11,808	(a)
ITC Ltd.	6,721	24,326	(a)
KT&G Corp.	142	13,997	(a)
PT Gudang Garam Tbk	3,200	16,627	(a)
PT Hanjaya Mandala Sampoerna Tbk	59,500	17,976	(a)
Total Tobacco		84,734
Total Consumer Staples		873,762
Energy — 8.4%
Energy Equipment & Services — 0.6%
Sapurakencana Petroleum Berhad	104,400	40,102	*(a)
Oil, Gas & Consumable Fuels — 7.8%
China Petroleum & Chemical Corp., Class H Shares	42,000	30,386	(a)
China Shenhua Energy Co., Ltd., Class H Shares	7,000	14,565	(a)
CNOOC Ltd.	32,000	40,289	(a)
Coal India Ltd.	1,414	6,870	(a)
Energy Absolute PCL	3,300	2,660	(a)
Energy Absolute PCL	400	323	(a)
Formosa Petrochemical Corp.	12,000	40,099	(a)
Gazprom PJSC	5,860	12,833	*
Grupa Lotos SA	511	4,421	*(a)
GS Holdings	160	7,126	(a)
IRPC PCL	49,600	6,775	(a)
Kunlun Energy Co., Ltd.	6,000	4,522	(a)
Lukoil PJSC	202	9,877	*
NovaTek OAO, Registered Shares, GDR	43	4,587	(a)
Oil & Natural Gas Corp., Ltd.	1,910	8,255	(a)
PetroChina Co., Ltd., Class H Shares	34,000	23,063	(a)
Petroleo Brasileiro SA	3,023	17,653	*
Petronas Dagangan Berhad	4,900	27,278	(a)

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Polski Koncern Naftowy Orlen SA	2,136	$42,340	(a)
Polskie Gornictwo Naftowe i Gazownictwo SA	12,124	15,497	(a)
PTT Exploration and Production PCL	3,400	8,088	(a)
PTT PCL	2,300	22,739	(a)
Reliance Industries Ltd.	3,235	50,850	(a)
Rosneft Oil Co.	877	4,826	*
S-Oil Corp.	125	8,516	(a)
Sasol Ltd.	1,309	36,156	(a)
SK Innovation Co., Ltd.	154	20,189	(a)
Tatneft	724	4,053	*
Thai Oil PCL	2,800	5,600	(a)
Tupras-Turkiye Petrol Rafinerileri AS	3,073	62,446	(a)
Ultrapar Participacoes SA	490	11,103
Total Oil, Gas & Consumable Fuels		553,985
Total Energy		594,087
Financials — 13.8%
Banks — 10.9%
Agricultural Bank of China Ltd., Class H Shares	11,000	4,637	(a)
Akbank TAS	7,444	19,803	(a)
AMMB Holdings Berhad	5,400	5,403	(a)
Axis Bank Ltd.	1,613	11,763	(a)
Banco de Chile	107,387	12,968	(a)
Banco de Credito e Inversiones	162	8,273	(a)
Banco Santander Chile	294,132	16,798	(a)
Bangkok Bank PCL, Registered Shares	1,090	4,945	(a)
Bank of China Ltd., Class H Shares	21,000	9,397	(a)
Bank of the Philippine Islands	2,410	5,032	(a)
Bank Pekao SA	381	11,753	(a)
Bank Zachodni WBK SA	76	6,138	(a)
Barclays Africa Group Ltd.	382	4,428	(a)
BDO Unibank Inc.	4,130	9,621	(a)
China Construction Bank Corp., Class H Shares	33,000	24,102	(a)
China Merchants Bank Co., Ltd., Class H Shares	2,000	4,878	(a)
CIMB Group Holdings Berhad	8,800	10,549	(a)
Commercial International Bank	9,072	52,409	(a)
Credicorp Ltd.	191	28,398
CTBC Financial Holding Co., Ltd.	11,880	6,397	(a)
Grupo Financiero Banorte SAB de CV, Class O Shares	3,125	18,435

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Banks — continued
Grupo Financiero Inbursa SAB de CV, Class O Shares	3,528	$5,749
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	2,742	4,966
Hana Financial Group Inc.	200	5,720	(a)
Hong Leong Bank Berhad	1,900	6,029	(a)
ICICI Bank Ltd.	1,868	7,747	(a)
Industrial & Commercial Bank of China Ltd., Class H Shares	26,000	15,614	(a)
Itau CorpBanca	886,596	7,918	(a)
Kasikornbank PCL	4,100	20,116	(a)
Kasikornbank PCL	1,800	8,829	(a)
KB Financial Group Inc.	305	11,296	(a)
Komercni Banka AS	750	27,469	(a)
Krung Thai Bank PCL	7,800	3,833	(a)
Malayan Banking Berhad	9,300	17,505	(a)
mBank SA	60	5,407	*(a)
Mega Financial Holding Co., Ltd.	9,000	6,152	(a)
Metropolitan Bank & Trust Co.	1,790	3,005	(a)
OTP Bank PLC	1,508	42,250	(a)
Powszechna Kasa Oszczednosci Bank Polski SA	2,159	15,116	(a)
PT Bank Central Asia Tbk	35,200	41,825	(a)
PT Bank Danamon Indonesia Tbk	12,400	3,668	(a)
PT Bank Mandiri (Persero) Tbk	29,600	25,983	(a)
PT Bank Negara Indonesia (Persero) Tbk	24,200	10,318	(a)
PT Bank Rakyat Indonesia (Persero) Tbk	34,700	32,376	(a)
Public Bank Berhad	5,600	26,502	(a)
Sberbank of Russia PJSC	12,495	29,101	*
Security Bank Corp.	640	2,913	(a)
Shinhan Financial Group Co., Ltd.	279	10,737	(a)
Siam Commercial Bank PCL	3,300	13,531	(a)
Siam Commercial Bank PCL	2,200	9,003	(a)
Standard Bank Group Ltd.	1,126	11,946	(a)
State Bank of India	1,790	6,892	(a)
Turkiye Garanti Bankasi A/S	8,120	22,036	(a)
Turkiye Halk Bankasi AS	2,407	7,272	(a)
Turkiye Is Bankasi, Class C Shares	5,838	9,430	(a)
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	3,338	4,916	(a)
VTB Bank PJSC	6,752,381	7,225	*
Yapi ve Kredi Bankasi AS	3,059	3,641	*(a)
Total Banks		770,163

See Notes to Financial Statements.

16	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Capital Markets — 0.2%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	877	$5,165
Brait SE	361	2,399	*(a)
Moscow Exchange MICEX-RTS PJSC	1,893	3,502	*
Total Capital Markets		11,066
Consumer Finance — 0.1%
Gentera SAB de CV	2,561	5,051
Shriram Transport Finance Co., Ltd.	281	4,584	(a)
Total Consumer Finance		9,635
Diversified Financial Services — 1.0%
Ayala Corp.	630	10,864	(a)
Corporacion Financiera Colombiana	345	4,277
FirstRand Ltd.	2,797	10,023	(a)
Fubon Financial Holding Co., Ltd.	4,000	5,665	(a)
Grupo de Inversiones Suramericana SA	738	9,518
GT Capital Holdings Inc.	285	7,716	(a)
Haci Omer Sabanci Holding AS	3,251	9,784	(a)
Metro Pacific Investments Corp.	29,700	4,417	(a)
Remgro Ltd.	492	8,172	(a)
Total Diversified Financial Services		70,436
Insurance — 0.9%
Cathay Financial Holding Co., Ltd.	5,000	6,485	(a)
China Life Insurance Co., Ltd., Class H Shares	2,000	4,966	(a)
China Pacific Insurance (Group) Co., Ltd., Class H Shares	1,400	5,063	(a)
Discovery Ltd.	598	5,110	(a)
PICC Property & Casualty Co., Ltd., Class H Shares	2,000	3,230	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,500	7,919	(a)
Powszechny Zaklad Ubezpieczen SA	1,685	11,692	(a)
Samsung Fire & Marine Insurance Co., Ltd.	25	6,366	(a)
Samsung Life Insurance Co., Ltd.	60	5,788	(a)
Sanlam Ltd.	1,581	7,662	(a)
Total Insurance		64,281
Thrifts & Mortgage Finance — 0.7%
Housing Development Finance Corp., Ltd.	1,757	36,305	(a)
Indiabulls Housing Finance Ltd.	465	5,899	(a)
LIC Housing Finance Ltd.	579	5,103	(a)
Total Thrifts & Mortgage Finance		47,307
Total Financials		972,888

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	17

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Health Care — 4.9%
Biotechnology — 0.6%
3SBio Inc.	7,000	$6,995	*(a)
Celltrion Inc.	406	37,586	*(a)
Total Biotechnology		44,581
Health Care Equipment & Supplies — 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares	16,000	10,439	(a)
Health Care Providers & Services — 1.1%
Apollo Hospitals Enterprise Ltd.	265	5,307	(a)
Life Healthcare Group Holdings Ltd.	3,976	10,613	(a)
Netcare Ltd.	3,986	10,235	(a)
Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares	5,100	13,130	(a)
Sinopharm Group Co., Ltd., Class H Shares	7,600	36,923	(a)
Total Health Care Providers & Services		76,208
Health Care Technology — 0.1%
Alibaba Health Information Technology Ltd.	18,000	9,422	*(a)
Pharmaceuticals — 2.9%
Aspen Pharmacare Holdings Ltd.	1,848	40,255	(a)
Aurobindo Pharma Ltd.	471	5,786	(a)
China Medical System Holdings Ltd.	8,000	12,489	(a)
Cipla Ltd.	689	5,958	(a)
CSPC Pharmaceutical Group Ltd.	26,000	26,918	(a)
Dr. Reddy’s Laboratories Ltd.	237	11,778	(a)
Glenmark Pharmaceuticals Ltd.	436	6,121	(a)
Hanmi Pharm. Co., Ltd.	27	8,543	(a)
Hanmi Science Co., Ltd.	57	3,788	(a)
Lupin Ltd.	441	10,057	(a)
Luye Pharma Group Ltd.	10,000	6,722	(a)
Piramal Enterprises Ltd.	228	6,164	(a)
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares	3,500	10,746	(a)
Sino Biopharmaceutical Ltd.	29,000	20,277	(a)
Sun Pharmaceutical Industries Ltd.	1,847	20,603	(a)
Yuhan Corp.	40	7,338	(a)
Total Pharmaceuticals		203,543
Total Health Care		344,193
Industrials — 9.5%
Aerospace & Defense — 0.2%
AviChina Industry & Technology Co., Ltd., Class H Shares	6,000	4,073	(a)
Embraer SA	1,768	9,499
Total Aerospace & Defense		13,572

See Notes to Financial Statements.

18	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Airlines — 0.3%
China Airlines Ltd.	17,000	$5,139	(a)
EVA Airways Corp.	12,600	6,067	(a)
Turk Hava Yollari Anonim Ortakligi	6,751	11,810	*(a)
Total Airlines		23,016
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	4,000	4,787	(a)
Construction & Engineering — 1.4%
China Communications Construction Co., Ltd., Class H Shares	8,000	8,808	(a)
China Railway Construction Corp. Ltd., Class H Shares	3,000	3,753	(a)
China Railway Group Ltd., Class H Shares	10,000	7,718	(a)
China State Construction International Holdings Ltd.	4,000	5,840	(a)
Dialog Group Berhad	15,000	5,540	(a)
Gamuda Berhad	7,300	8,543	(a)
IJM Corp. Berhad	13,400	10,540	(a)
Larsen & Toubro Ltd.	1,229	27,124	(a)
PT Waskita Karya Persero Tbk	126,400	25,344	(a)
Total Construction & Engineering		103,210
Electrical Equipment — 0.4%
Bharat Heavy Electricals Ltd.	2,912	6,057	(a)
Havells India Ltd.	832	5,053	(a)
Teco Electric & Machinery Co., Ltd.	12,000	10,638	(a)
Zhuzhou CRRC Times Electric Co., Ltd.	1,000	4,841	(a)
Total Electrical Equipment		26,589
Industrial Conglomerates — 4.3%
Aboitiz Equity Ventures Inc.	12,480	20,106	(a)
Alfa SAB de CV, Class A Shares	5,669	8,602
Alliance Global Group Inc.	12,500	3,681	(a)
Beijing Enterprises Holdings Ltd.	1,000	4,994	(a)
Bidvest Group Ltd.	6,373	79,112	(a)
CITIC Ltd.	8,000	11,472	(a)
DMCI Holdings Inc.	22,500	5,808	(a)
Far Eastern New Century Corp.	19,000	14,702	(a)
Fosun International Ltd.	6,000	8,710	(a)
Grupo Carso SA de CV, Series A1 Shares	1,273	5,563
Hap Seng Consolidated Berhad	2,600	4,824	(a)
JG Summit Holdings Inc.	17,880	28,064	(a)
Koc Holding AS	7,905	32,825	(a)
LG Corp.	94	5,026	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	19

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Industrial Conglomerates — continued
Samsung C&T Corp.	58	$8,166	(a)
Siemens Ltd.	282	5,020	(a)
Sime Darby Berhad	11,400	22,254	(a)
SK Holdings Co., Ltd.	29	5,656	(a)
SM Investments Corp.	1,275	17,694	(a)
Turkiye Sise ve Cam Fabrikalari AS	8,449	8,857	(a)
Total Industrial Conglomerates		301,136
Machinery — 0.6%
Ashok Leyland Ltd.	4,625	6,292	(a)
China Conch Venture Holdings Ltd.	2,500	4,668	(a)
CRRC Corp. Ltd., Class H Shares	6,000	5,446	(a)
Eicher Motors Ltd.	44	15,691	(a)
Hiwin Technologies Corp.	1,020	4,494	(a)
Weg SA	1,471	8,111
Total Machinery		44,702
Marine — 0.2%
China COSCO Holdings Co., Ltd., Class H Shares	10,500	3,622	*(a)
Evergreen Marine Corp. (Taiwan) Ltd.	13,000	4,861	*(a)
MISC Berhad	5,100	9,141	(a)
Total Marine		17,624
Road & Rail — 0.2%
Localiza Rent A Car SA	591	7,338
Rumo Logistica Operadora Multimodal SA	2,400	5,368	*
Total Road & Rail		12,706
Trading Companies & Distributors — 0.4%
PT AKR Corporindo Tbk	48,000	26,081	(a)
Transportation Infrastructure — 1.4%
Adani Ports and Special Economic Zone Ltd.	3,364	15,218	(a)
CCR SA	2,655	14,431
China Merchants Port Holdings Co., Ltd.	2,000	5,176	(a)
COSCO SHIPPING Ports Ltd.	4,000	3,966	(a)
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	685	6,618
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	415	6,607
International Container Terminal Services Inc.	3,120	5,013	(a)
Malaysia Airports Holdings Berhad	4,000	6,318	(a)
Promotora y Operadora de Infraestructura SAB de CV	528	5,890
PT Jasa Marga (Persero) Tbk	54,100	18,761	(a)
TAV Havalimanlari Holding AS	1,838	7,512	(a)

See Notes to Financial Statements.

20	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Transportation Infrastructure — continued
Westports Holdings Berhad	4,900	$5,144	(a)
Total Transportation Infrastructure		100,654
Total Industrials		674,077
Information Technology — 3.7%
Electronic Equipment, Instruments & Components — 0.1%
Hon Hai Precision Industry Co., Ltd.	3,300	8,904	(a)
Internet Software & Services — 1.7%
Alibaba Group Holding Ltd., ADR	400	40,676	*
Baidu Inc., ADR	100	17,686	*
Naver Corp.	8	5,991	(a)
Tencent Holdings Ltd.	2,000	52,959	(a)
Total Internet Software & Services		117,312
IT Services — 1.2%
Cielo SA	3,375	34,257
HCL Technologies Ltd.	516	5,918	(a)
Infosys Ltd.	1,759	26,408	(a)
Tata Consultancy Services Ltd.	400	14,307	(a)
Wipro Ltd.	401	2,787	(a)
Total IT Services		83,677
Semiconductors & Semiconductor Equipment — 0.3%
SK Hynix Inc.	171	6,094	(a)
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	17,906	(a)
Total Semiconductors & Semiconductor Equipment		24,000
Software — 0.1%
Totvs SA	490	4,446
Technology Hardware, Storage & Peripherals — 0.3%
Samsung Electronics Co., Ltd.	16	22,817	(a)
Total Information Technology		261,156
Materials — 10.8%
Chemicals — 2.7%
Asian Paints Ltd.	914	14,729	(a)
Formosa Chemicals & Fibre Corp.	3,000	8,922	(a)
Formosa Plastics Corp.	4,000	10,825	(a)
Grupa Azoty SA	499	7,949	(a)
Indorama Ventures PCL	6,500	5,433	(a)
LG Chem Ltd.	46	9,885	(a)
Lotte Chemical Corp.	20	5,031	(a)
Mexichem SAB de CV	1,955	4,672

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	21

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Nan Ya Plastics Corp.	5,000	$10,405	(a)
Petronas Chemicals Group Berhad	37,800	63,079	(a)
PTT Global Chemical PCL	7,800	13,372	(a)
Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares	32,000	16,307	(a)
Synthos SA	6,080	7,347	*(a)
UPL Ltd.	1,057	10,947	(a)
Total Chemicals		188,903
Construction Materials — 3.8%
Ambuja Cements Ltd.	1,757	6,315	(a)
Anhui Conch Cement Co., Ltd., Class H Shares	12,000	33,261	(a)
Cementos Argos SA	4,285	16,959
Cemex SAB de CV	22,125	19,139	*
China National Building Material Co., Ltd., Class H Shares	30,000	13,718	(a)
Grupo Argos SA	2,847	18,464
Lafarge Malaysia Berhad	6,000	11,572	(a)
PT Indocement Tunggal Prakarsa Tbk	39,500	49,746	(a)
PT Semen Indonesia (Persero) Tbk	79,800	60,138	(a)
Shree Cement Ltd.	32	8,099	(a)
Siam Cement PCL, Registered Shares	1,200	17,263	(a)
Taiwan Cement Corp.	6,000	7,193	(a)
Ultratech Cement Ltd.	87	5,182	(a)
Total Construction Materials		267,049
Containers & Packaging — 0.1%
Klabin SA	1,084	5,586
Metals & Mining — 3.6%
Alrosa PAO	4,865	6,800	*
Aluminum Corporation of China Ltd., Class H Shares	38,000	14,105	*(a)
AngloGold Ashanti Ltd.	747	10,213	*(a)
China Steel Corp.	11,000	7,947	(a)
Compania de Minas Buenaventura SA, ADR	1,478	19,643	*
Gold Fields Ltd.	1,318	5,437	(a)
Grupo Mexico SAB de CV, Series B Shares	5,758	14,135
Hindalco Industries Ltd.	3,966	8,877	(a)
Hyundai Steel Co.	119	5,119	(a)
Impala Platinum Holdings Ltd.	1,081	4,344	*(a)
Industrias Penoles SAB de CV	224	5,419
Jiangxi Copper Co., Ltd., Class H Shares	10,000	11,800	(a)
JSW Steel Ltd.	235	5,818	(a)

See Notes to Financial Statements.

22	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
KGHM Polska Miedz SA	1,298	$23,455	(a)
Korea Zinc Co., Ltd.	13	5,161	(a)
MMC Norilsk Nickel PJSC	143	21,064	*
POSCO	62	12,898	(a)
Severstal PAO	565	7,903	*
Sibanye Gold Ltd.	1,279	3,540	(a)
Southern Copper Corp.	684	19,419
Tata Steel Ltd.	1,011	6,127	(a)
Vale SA	1,867	12,915
Vedanta Ltd.	3,572	10,806	(a)
Zijin Mining Group Co., Ltd., Class H Shares	52,000	16,502	(a)
Total Metals & Mining		259,447
Paper & Forest Products — 0.6%
Empresas CMPC SA	8,946	19,377	(a)
Fibria Celulose SA	94	752
Mondi Ltd.	275	5,374	(a)
Nine Dragons Paper Holdings Ltd.	16,000	13,014	(a)
Sappi Ltd.	1,209	6,723	*(a)
Total Paper & Forest Products		45,240
Total Materials		766,225
Real Estate — 1.1%
Equity Real Estate Investment Trusts (REITs) — 0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	7,357	7,472	(a)
Fibra Uno Administracion SA de CV	3,428	6,524
Growthpoint Properties Ltd.	2,435	4,539	(a)
Total Equity Real Estate Investment Trusts (REITs)		18,535
Real Estate Management & Development — 0.9%
Ayala Land Inc.	19,400	14,524	(a)
Central Pattana PCL	3,000	4,779	(a)
Central Pattana PCL	1,200	1,909	(a)
China Overseas Land & Investment Ltd.	2,000	6,161	(a)
Megaworld Corp.	35,000	2,906	(a)
PT Bumi Serpong Damai Tbk	24,700	4,094	(a)
PT Lippo Karawaci Tbk	65,000	4,505	(a)
PT Summarecon Agung Tbk	34,500	4,351	(a)
SM Prime Holdings Inc.	22,200	12,333	(a)
Talaat Moustafa Group	8,795	5,646	(a)
Total Real Estate Management & Development		61,208
Total Real Estate		79,743

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	23

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Telecommunication Services — 12.5%
Diversified Telecommunication Services — 3.8%
Bharti Infratel Ltd.	4,582	$23,723	(a)
China Telecom Corp., Ltd., Class H Shares	20,000	10,312	(a)
China Unicom (Hong Kong) Ltd.	8,000	9,365	(a)
Chunghwa Telecom Co., Ltd.	11,000	37,679	(a)
KT Corp.	402	11,338	(a)
LG Uplus Corp.	1,899	19,565	(a)
PT Telekomunikasi Indonesia Persero Tbk	323,800	104,531	(a)
Rostelecom PJSC	3,871	4,825	*
Telekom Malaysia Berhad	5,900	9,195	(a)
Telkom South Africa SOC Ltd.	1,197	5,523	(a)
True Corp. PCL	58,700	11,304	(a)
True Corp. PCL	50,648	9,769	(a)
Turk Telekomunikasyon AS	7,876	14,520	(a)
Total Diversified Telecommunication Services		271,649
Wireless Telecommunication Services — 8.7%
Advanced Info Service PCL	5,900	25,849	(a)
Advanced Info Service PCL, Registered Shares	5,800	25,439	(a)
America Movil SAB de CV, Series L Shares	60,164	39,853
Axiata Group Berhad	18,400	21,571	(a)
Bharti Airtel Ltd.	8,179	39,038	(a)
China Mobile Ltd.	10,000	114,548	(a)
DiGi.Com Berhad	20,900	25,075	(a)
Far EasTone Telecommunications Co., Ltd.	5,000	11,809	(a)
Globe Telecom Inc.	545	20,076	(a)
Idea Cellular Ltd.	10,652	12,244	(a)
Maxis Berhad	10,800	15,331	(a)
MegaFon PJSC, Registered Shares, GDR	412	3,924	(a)
Mobile TeleSystems PJSC, ADR	2,439	18,805
MTN Group Ltd.	5,909	50,992	(a)
PLDT Inc.	1,590	50,331	(a)
PT Tower Bersama Infrastructure Tbk	15,300	7,006	(a)
PT XL Axiata Tbk	24,100	4,063	*(a)
Sistema PJSC FC, Registered Shares, GDR	753	5,622	(a)
SK Telecom Co., Ltd.	165	32,327	(a)
Taiwan Mobile Co., Ltd.	5,000	17,478	(a)
Tim Participacoes SA	3,414	9,476
Turkcell Iletisim Hizmetleri AS	15,681	50,402	*(a)

See Notes to Financial Statements.

24	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Wireless Telecommunication Services — continued
Vodacom Group Ltd.	992	$10,701	(a)
Total Wireless Telecommunication Services		611,960
Total Telecommunication Services		883,609
Utilities — 6.6%
Electric Utilities — 3.0%
CEZ AS	1,643	30,929	(a)
CPFL Energia SA	209	1,586
EDP — Energias do Brasil SA	481	2,313
Enea SA	3,516	8,995	*(a)
Energa SA	3,741	7,664	(a)
Enersis Americas SA	47,810	8,199	(a)
Enersis Chile SA	44,514	4,505	(a)
Equatorial Energia SA	588	10,489
Korea Electric Power Corp.	987	42,577	(a)
PGE Polska Grupa Energetyczna SA	11,188	29,269	(a)
Tata Power Co., Ltd.	13,054	15,248	(a)
Tauron Polska Energia SA	12,949	8,747	*(a)
Tenaga Nasional Berhad	12,900	44,075	(a)
Total Electric Utilities		214,596
Gas Utilities — 1.1%
China Gas Holdings Ltd.	6,000	9,140	(a)
China Resources Gas Group Ltd.	4,000	12,547	(a)
ENN Energy Holdings Ltd.	2,000	9,404	(a)
GAIL India Ltd.	3,793	24,423	(a)
Korea Gas Corp.	170	6,874	(a)
Petronas Gas Berhad	2,900	15,255	(a)
Total Gas Utilities		77,643
Independent Power and Renewable Electricity Producers — 1.7%
AES Gener SA	7,074	2,408	(a)
CGN Power Co., Ltd., Class H Shares	43,000	12,584	(a)
China Longyuan Power Group Corp., Ltd., Class H Shares	12,000	9,174	(a)
China Power International Development Ltd.	11,000	4,009	(a)
China Resources Power Holdings Co., Ltd.	6,000	10,177	(a)
Colbun SA	21,223	4,660	(a)
Empresa Nacional de Electricidad SA	7,836	5,391	(a)
Endesa Americas SA	7,883	3,752	(a)
Engie Brasil Energia SA	690	8,766
Huadian Power International Corp. Ltd., Class H Shares	11,940	5,120	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	25

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Independent Power and Renewable Electricity Producers — continued
Huaneng Power International Inc., Class H Shares	16,000	$9,839	(a)
Huaneng Renewables Corp., Ltd., Class H Shares	16,000	5,374	(a)
NTPC Ltd.	16,826	37,859	(a)
Total Independent Power and Renewable Electricity Producers		119,113
Multi-Utilities — 0.2%
YTL Corp. Berhad	19,700	7,464	(a)
YTL Power International Berhad	14,800	5,397	(a)
Total Multi-Utilities		12,861
Water Utilities — 0.6%
Aguas Andinas SA, Class A Shares	8,109	5,355	(a)
Beijing Enterprises Water Group Ltd.	16,000	11,613	(a)
Companhia de Saneamento Basico do Estado de Sao Paulo	880	9,291
Guangdong Investment Ltd.	10,000	15,097	(a)
Total Water Utilities		41,356
Total Utilities		465,569
Total Common Stocks (Cost — $6,324,791)		6,846,588
Preferred Stocks — 2.4%
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Lojas Americanas SA	1,246	8,080
Consumer Staples — 0.1%
Beverages — 0.1%
Embotelladora Andina SA, Class B Shares	1,541	6,291	(a)
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Petroleo Brasileiro SA	3,898	21,603	*
Financials — 0.8%
Banks — 0.7%
Banco Bradesco SA	934	9,785
Bancolombia SA	1,499	14,228
Grupo Aval Acciones y Valores SA	14,784	6,097
Itau Unibanco Holding SA	1,291	15,531
Itausa — Investimentos Itau SA	2,677	7,917
Total Banks		53,558
Diversified Financial Services — 0.1%
Grupo de Inversiones Suramericana SA	281	3,551
Total Financials		57,109

See Notes to Financial Statements.

26	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security		Shares	Value
Information Technology — 0.1%
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co., Ltd.		5	$5,731	(a)
Materials — 0.5%
Chemicals — 0.3%
Sociedad Quimica y Minera de Chile SA, Class B Shares		688	20,100	(a)
Metals & Mining — 0.2%
Vale SA		2,752	17,786
Total Materials			37,886
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Telefonica Brasil SA		1,861	26,924
Utilities — 0.1%
Electric Utilities — 0.1%
Companhia Energetica de Minas Gerais		1,953	5,966
Total Preferred Stocks (Cost — $97,619)			169,590
Total Investments before Short-Term Investments (Cost — $6,422,410)			7,016,178

	Rate
Short-Term Investments — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $31,211)	0.251%	31,211	31,211
Total Investments — 99.8% (Cost — $6,453,621#)			7,047,389
Other Assets in Excess of Liabilities — 0.2%			17,376
Total Net Assets — 100.0%			$7,064,765

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $6,458,346.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	27

Schedule of investments (cont’d)

October 31, 2016

Legg Mason Emerging Markets Diversified Core ETF

Summary of Investments by Country** (unaudited)
China	16.6%
India	10.3
Indonesia	9.2
Malaysia	8.1
South Africa	6.9
South Korea	6.0
Turkey	5.8
Thailand	5.5
Taiwan	5.3
Brazil	5.0
Poland	3.8
Mexico	3.5
Philippines	3.2
Chile	2.8
Russia	2.6
Colombia	1.0
Peru	1.0
Czech Republic	0.8
Greece	0.8
Egypt	0.8
Hungary	0.6
Short-Term Investments	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2016 and are subject to change.

See Notes to Financial Statements.

28	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $6,453,621)	$7,047,389
Foreign currency, at value (Cost — $22,928)	22,900
Dividends receivable	6,336
Deposits with brokers for open futures contracts	4,129
Receivable from broker — variation margin on open futures contracts	560
Total Assets	7,081,314

Liabilities:
Accrued foreign capital gains tax	13,544
Investment management fee payable	3,005
Total Liabilities	16,549
Total Net Assets	$7,064,765

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	6,261,945
Undistributed net investment income	110,382
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	111,542
Net unrealized appreciation on investments, futures contracts and foreign currencies	580,893	†
Total Net Assets	$7,064,765

Shares Outstanding	250,000

Net Asset Value	$28.26

†	Net of accrued foreign capital gains tax of $13,544.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	29

Statement of operations

For the Period Ended October 31, 2016†

Investment Income:
Dividends	$164,624
Interest	8
Less: Foreign taxes withheld	(20,522)
Total Investment Income	144,110

Expenses:
Investment management fee (Note 2)	28,021
Total Expenses	28,021
Net Investment Income	116,089

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	143,689	[1]
Futures contracts	(31,363)
Foreign currency transactions	(6,491)
Net Realized Gain	105,835
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	580,224	[2]
Futures contracts	557
Foreign currencies	112
Change in Net Unrealized Appreciation (Depreciation)	580,893
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	686,728
Increase in Net Assets From Operations	$802,817

†	For the period December 28, 2015 (inception date) to October 31, 2016.

[1]	Net of foreign capital gains tax of $362.

[2]	Net of change in accrued foreign capital gains tax of $13,544.

See Notes to Financial Statements.

30	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2016†

Operations:
Net investment income	$116,089
Net realized gain	105,835
Change in net unrealized appreciation (depreciation)	580,893
Increase in Net Assets From Operations	802,817

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (250,001 shares issued)	6,261,974
Cost of shares repurchased (1 share repurchased)	(26)
Increase in Net Assets From Fund Share Transactions	6,261,948
Increase in Net Assets	7,064,765

Net Assets:
Beginning of period	—
End of period*	$7,064,765
*Includes undistributed net investment income of:	$110,382

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	31

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
2016[1,2]

Net asset value, beginning of period	$25.04

Income from operations:
Net investment income	0.46
Net realized and unrealized gain	2.76
Total income from operations	3.22

Net asset value, end of period	$28.26
Total return, at NAV[3]	12.86%

Net assets, end of period (000s)	$7,065

Ratios to average net assets:
Gross expenses[4]	0.50%
Net expenses[4]	0.50
Net investment income[4]	2.07

Portfolio turnover rate[5]	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

32	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on The NASDAQ Stock Market, LLC. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	33

Notes to financial statements (cont’d)

prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

34	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$161,687	$769,592	—	$931,279
Consumer staples	57,804	815,958	—	873,762
Energy	60,345	533,742	—	594,087
Financials	121,387	851,501	—	972,888
Health care	—	344,193	—	344,193
Industrials	78,027	596,050	—	674,077
Information technology	97,065	164,091	—	261,156
Materials	172,870	593,355	—	766,225
Real estate	6,524	73,219	—	79,743
Telecommunication services	72,959	810,650	—	883,609
Utilities	32,445	433,124	—	465,569

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	35

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred stocks:
Consumer staples	—	$6,291	—	$6,291
Information technology	—	5,731	—	5,731
Materials	$17,786	20,100	—	37,886
Other preferred stocks	119,682	—	—	119,682
Total long-term investments	$998,581	$6,017,597	—	$7,016,178
Short-term investments†	31,211	—	—	31,211
Total investments	$1,029,792	$6,017,597	—	$7,047,389
Other financial instruments:
Futures contracts	557	—	—	557
Total	$1,030,349	$6,017,597	—	$7,047,946

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2016, securities valued at $5,768,227 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

36	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	37

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

38	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2016, there were $13,544 of capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(5,707)	$5,707

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund under what is a unitary fee structure. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	39

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$4,106,422
Sales	1,172,839

During the period ended October 31, 2016, in-kind transactions (see Note 5) were as follows:

Contributions	$3,382,815
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

40	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$859,134
Gross unrealized depreciation	(270,091)
Net unrealized appreciation	$589,043

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Buy:
Mini MSCI Emerging Markets Index	1	12/16	$44,618	$45,175	$557

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$557

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$(31,363)	$(31,363)
Forward foreign currency contracts[1]	$(1,612)	—	(1,612)
Total	$(1,612)	$(31,363)	$(32,975)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$557

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	41

Notes to financial statements (cont’d)

During the period ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$210,481
Forward foreign currency contracts (to buy)†	159,829

†	At October 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$560	—	$560

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Fund share transactions

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 250,000 shares of the Fund constitute a Creation Unit. Such transactions generally are made partially on an in-kind and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended October 31, 2016.

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$223,321
Undistributed long-term capital gains — net	3,885
Total undistributed earnings	227,206
Other book/tax temporary differences(a)	(557)
Unrealized appreciation (depreciation)(b)	576,168
Total accumulated earnings (losses) — net	$802,817

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

42	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report	43

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason ETF Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Emerging Markets Diversified Core ETF (the “Fund”), a series of Legg Mason ETF Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 28, 2015 (inception date) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Emerging Markets Diversified Core ETF as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 28, 2015 (inception date) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2016

44	Legg Mason Emerging Markets Diversified Core ETF 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Legg Mason Emerging Markets Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

46	Legg Mason Emerging Markets Diversified Core ETF

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Emerging Markets Diversified Core ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	Legg Mason Emerging Markets Diversified Core ETF

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Legg Mason Emerging Markets Diversified Core ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	Legg Mason Emerging Markets Diversified Core ETF

Legg Mason

Emerging Markets Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Emerging Markets Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Equity Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-888-386-5535.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-888-386-5535, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimer

The MSCI Emerging Markets Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the companies included in the QS DBI Emerging Markets Diversified Index (the “QS DBI Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Emerging Markets Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with MSCI Index, the QS DBI Index, or the Fund.

QS Investors, LLC (“QS”) does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the MSCI Index, trading based on the MSCI Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the MSCI Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323373 12/16 SR16-2951

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending October 31, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Period for products and services provided by the Auditor were $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2016; Tax Fees were 100% for 2016; and Other Fees were 100% for 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason ETF Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2016